UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

RENN Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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[ ]	Fee paid previously with preliminary materials.
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RENN fUND, INC.

c/o Horizon Kinetics Asset Management LLC

470 Park Avenue South

New York, NY 10016

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON Thursday, September 18, 2025

SOLICITATION OF PROXIES

To the Shareholders of RENN FUND, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of RENN Fund, Inc., a Texas corporation (the “Fund”), will be held at the offices of Horizon Kinetics Asset Management LLC (the “Advisor”), 470 Park Avenue South, 3rd Floor South, New York, NY 10016 on September 18, 2025 at 2:00 pm EST. The Annual Meeting will also be held in a virtual format conducted via live audio webcast for the following purposes:

(1)	to elect Douglas J. Cohen as a Director of the Fund, who is to hold office for a term of one (1) year or until his successor is elected and qualified;

(2)	to elect Russell Cleveland as a Director of the Fund, who is to hold office for a term of one (1) year or until his successor is elected and qualified;

(3)	to elect Alice C. Brennan as a Director of the Fund, who is to hold office for a term of one (1) year or until her successor is elected and qualified;

(4)	to elect Anita L. Allen as a Director of the Fund, who is to hold office for a term of one (1) year or until her successor is elected and qualified;

(5)	to elect Melinda J. Newman as a Director of the Fund, who is to hold office for a term of one (1) year or until her successor is elected and qualified;

(6)	to ratify the appointment by the Fund’s Board of Directors of Tait, Weller & Baker LLP, as the auditor of the Fund for the fiscal year ending December 31, 2025;

In addition, the Fund will transact any and all other business that may properly be presented at the Annual Meeting or any adjournment(s).

The close of business on July 22, 2025, has been fixed as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment. The enclosed proxy is being solicited on behalf of the Board.

IMPORTANT NOTICE

The Annual Meeting is currently scheduled to take place in person, and all stockholders are invited to attend the annual meeting. The Annual Meeting will also be held in a virtual format conducted via live audio webcast online. The Fund strongly encourages all shareholders who wish to attend and participate in the Annual Meeting to carefully follow the procedures described herein to ensure they can attend and participate in the Annual Meeting in person or virtually via live audio webcast online.

In order to participate in the Annual Meeting, shareholders must register by following this link https://attendee.gotowebinar.com/register/2041112942864183385. Once registered, an email will be sent containing instructions on how to join the webinar either through the Internet or an audio connection. The Fund encourages all shareholders to register in advance for the Annual Meeting. Shareholders will be able to listen, vote, and submit questions from their home or from any location. Questions may also be submitted in advance and emailed to rennfund@horizonkinetics.com.

The Fund suggests all shareholders submit their votes well in advance of the Annual Meeting. Stockholders may vote on their shares: (1) by telephone; (2) via the Internet; or (3) by completing, signing, dating, and returning the accompanying proxy card in the enclosed, self-addressed, postage-paid envelope. Specific instructions for voting by telephone or via the Internet are on the accompanying proxy card. Prompt response by shareholders will reduce the time and expense of solicitation. To ensure proper representation at the Annual Meeting, please complete, sign, date, and return the proxy card in the enclosed, self-addressed envelope.

Shareholders may revoke their proxy at any time prior to the Annual Meeting. If shareholders decide to attend the Annual Meeting virtually and wish to change their vote, they may do so by faxing their completed proxy card to (718) 765-8730 at the Annual Meeting. Even if a shareholder votes their shares prior to the Annual Meeting, they still may attend the Annual Meeting either in person or virtually.

By Order of the Board of Directors

/s/ JAY KESSLEN

Jay Kesslen

Vice-President

New York, New York

July 10, 2025

RENN FUND, INC.

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON

Thursday, September 18, 2025

SOLICITATION OF PROXIES

This Proxy Statement is being furnished to the shareholders of RENN Fund, Inc., a Texas corporation (the “Fund”). The Fund’s Board of Directors is soliciting proxies to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the offices of Horizon Kinetics Asset Management LLC, 470 Park Avenue South, 3rd Floor South, New York, NY 10016 on Thursday, September 18, 2025, at 2:00 pm EST Standard Time, and at any adjournment(s). The Annual Meeting will also be held in a virtual format conducted via live audio webcast. This Proxy Statement is being sent to Shareholders on or about July 11, 2025.

All directors are up for election at this shareholder meeting.

The accompanying proxy card is designed to permit each shareholder to vote for or against, or to abstain from voting on, the proposals described in this Proxy Statement (collectively, the “Proposals”). When a shareholder’s executed proxy card specifies a choice with respect to a voting matter, the shares will be voted accordingly. If no specifications are made, then the proxy will be voted by the persons serving as proxies at the Meeting FOR the Proposals:

1. to elect Douglas J. Cohen as a Director of the Fund, who is to hold office for a term of one (1) year or until his successor is elected and qualified;

2. to elect Russell Cleveland as a Director of the Fund, who is to hold office for a term of one (1) year or until his successor is elected and qualified;

3. to elect Alice C. Brennan as a Director of the Fund, who is to hold office for a term of one (1) year or until her successor is elected and qualified;

4. to elect Anita L. Allen as a Director of the Fund, who is to hold office for a term of one (1) year or until her successor is elected and qualified;

5. to elect Melinda J. Newman as a Director of the Fund, who is to hold office for a term of one (1) year or until her successor is elected and qualified;

6. to ratify the appointment by the Fund’s Board of Directors of Tait, Weller & Baker LLP, as the auditor of the Fund for the fiscal year ending December 31, 2025;

In addition, the Fund will transact any and all other business that may properly be presented at the Annual Meeting or any adjournment(s). The Board of Directors encourages shareholders to participate in the Annual Meeting either in person or virtually by registering in advance through the following link:

https://attendee.gotowebinar.com/register/2041112942864183385

Once registered, an email will be sent containing instructions on how to join the webinar either through the Internet or an audio connection. Shareholders will be able to listen, vote, and submit questions from any location. Questions may also be submitted in advance and emailed to rennfund@horizonkinetics.com. Executing and returning the accompanying proxy card will not affect a shareholder’s right to attend the Annual Meeting. Any shareholder who was given a proxy has the right to revoke it at any time before it is voted by giving written notice of revocation prior to the date of the meeting to Corporate Secretary, RENN Fund, Inc., c/o Horizon Kinetics Asset Management, LLC, 470 Park Avenue South, 3rd Floor South, New York, NY 10016, by executing and delivering a later-dated proxy. No revocation notice, or later-dated proxy, however, will be effective until received by the Fund at, or prior to, the Annual Meeting. Revocation will not affect a vote on any matters taken prior to the receipt of the revocation. Mere in person or virtual attendance at the Annual Meeting will not by itself revoke the proxy.

In addition to soliciting proxies by mail, officers and Directors of the Fund and officers, directors, and employees of the Adviser may solicit the return of proxies by mail, telephone, and facsimile. These persons will not receive additional compensation for their services but will be reimbursed for out-of-pocket expenses by Horizon Kinetics Asset Management LLC. After the date of this Proxy Statement, but prior to the date of the Annual Meeting, the Fund may engage a proxy solicitation firm at a cost to be negotiated but paid for by Horizon Kinetics Asset Management LLC. Brokerage houses and other custodians, nominees, and fiduciaries will be requested by the Fund to forward solicitation material to the beneficial owners of shares. Horizon Kinetics Asset Management LLC will pay all costs of solicitation.

Shareholders may obtain copies of the Fund’s proxy materials and of its Annual Shareholders Report for the year ended December 31, 2024, from the Fund’s website at https://horizonkinetics.com/products/closed-end-funds/renn/ or by calling EQ, our transfer agent, at 1-(888) 776-9962 or 201-299-6210 for international callers, and request that a copy be mailed free of charge.

The Fund’s principal offices are located at 470 Park Avenue South, 3rd Floor South, New York, New York 10016, which is the current address of Horizon Kinetics Asset Management LLC. Shareholders will be allowed entry into this location or may participate virtually at the Annual Meeting by following the instructions contained herein.

PURPOSES OF THE MEETING

At the Annual Meeting, shareholders will consider and vote upon the following matters:

1. to elect Douglas J. Cohen as a Director of the Fund, who is to hold office for a term of one (1) year or until his successor is elected and qualified;

2. to elect Russell Cleveland as a Director of the Fund, who is to hold office for a term of one (1) year or until his successor is elected and qualified;

3. to elect Alice C. Brennan as a Director of the Fund, who is to hold office for a term of one (1) year or until her successor is elected and qualified;

4. to elect Anita L. Allen as a Director of the Fund, who is to hold office for a term of one (1) year or until her successor is elected and qualified;

5. to elect Melinda J. Newman as a Director of the Fund, who is to hold office for a term of one (1) year or until her successor is elected and qualified;

6. to ratify the appointment by the Fund’s Board of Directors of Tait, Weller & Baker LLP, as the auditor of the Fund for the fiscal year ending December 31, 2025;

In addition, the Fund will transact any and all other business that may properly be presented at the Annual Meeting or any adjournment(s).

RECORD DATE AND SHARE OWNERSHIP

The close of business on July 22, 2025, has been fixed as the record date (the “Record Date”) for determining shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment. At the close of business on June 30, 2025, the Fund had outstanding 7,015,786 shares of common stock held by approximately 255 registered owners and 1,338 beneficial owners.

QUORUM REQUIRED

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person, virtually, or by proxy, of the holders of a majority of all the shares entitled to vote at the Annual Meeting will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Shares held in street name for which the broker has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain Proposals (which are considered “Broker Non-Votes” with respect to such Proposals) will be treated as shares present for quorum purposes.

If a quorum is not present at the Annual Meeting, the shareholders who are represented may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any Proposal for which an adjournment is sought, to permit the further solicitation of proxies.

VOTE REQUIRED

Each share of common stock of the Fund is entitled to one vote on each matter to be voted upon at the Annual Meeting. The common stock is the only class of securities of the Fund entitled to vote at the Annual Meeting. A shareholder is entitled to vote all shares of common stock held of record at the close of business on the Record Date, in person, virtually, or by proxy, at the Annual Meeting. There are no cumulative voting rights. All votes will be tabulated by the Inspector of Elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes.

Approval of the election of the Director (Proposal One). The affirmative vote of a majority of the votes cast at the Annual Meeting is sufficient to independently elect Douglas J. Cohen as a Director. Broker non-votes, if any, and abstentions will not be considered votes cast, and therefore will have no effect on the outcome of the election of the nominees.

Approval of the election of the Director (Proposal Two). The affirmative vote of a majority of the votes cast at the Annual Meeting is sufficient to independently elect Russell Cleveland as a Director. Broker non-votes, if any, and abstentions will not be considered votes cast, and therefore will have no effect on the outcome of the election of the nominees.

Approval of the election of the Director (Proposal Three). The affirmative vote of a majority of the votes cast at the Annual Meeting is sufficient to independently elect Alice C. Brennan as a Director. Broker non-votes, if any, and abstentions will not be considered votes cast, and therefore will have no effect on the outcome of the election of the nominees.

Approval of the election of the Director (Proposal Four). The affirmative vote of a majority of the votes cast at the Annual Meeting is sufficient to independently elect Anita L. Allen as a Director. Broker non-votes, if any, and abstentions will not be considered votes cast, and therefore will have no effect on the outcome of the election of the nominees.

Approval of the election of the Director (Proposal Five). The affirmative vote of a majority of the votes cast at the Annual Meeting is sufficient to independently elect Melinda J. Newman as a Director. Broker non-votes, if any, and abstentions will not be considered votes cast, and therefore will have no effect on the outcome of the election of the nominees.

Ratification of the Board’s appointment of auditor of the Fund for the 2025 fiscal year (Proposal Six). The affirmative vote of a majority of the shares present, in person, virtually, or by proxy, and entitled to vote at the Annual Meeting is required for the ratification of the selection of the Fund’s independent auditor. An abstention will have the effect of a vote against the ratification of the appointment of Tait, Weller & Baker LLP, as the Fund’s independent auditor. Shares represented by broker non-votes, if any, will not be considered entitled to vote on this Proposal, and therefore will not have any effect on the outcome of the vote to ratify the appointment of the auditor.

Broker-dealers are prohibited from voting on certain matters for which they have not received voting instructions from the beneficial owners of shares held in street name. Proxies submitted by brokers for non-routine proposals are considered “broker non-votes” with respect to such matters, and the shares represented by those proxies will not be considered entitled to vote on such matters but will be deemed present at the Annual Meeting for purposes of establishing a quorum. Under applicable stock exchange rules, broker-dealers are permitted to vote, in their discretion, on certain routine matters, such as the ratification of the appointment of auditors. Therefore, the Fund does not expect that there will be any broker non-votes on Proposal One through Seven.

Additional solicitation. If there are not enough votes to approve any Proposals at the Annual Meeting, the shareholders who are present or represented may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any Proposal for which an adjournment is sought to permit, the further solicitation of proxies. Also, a shareholder vote may be taken on any of the Proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such Proposal.

VOTING ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE

In lieu of mailing in the proxy card, shareholders whose shares are registered in their own names may vote either via the Internet or by telephone. Specific instructions to be followed by any registered shareholder interested in voting via the Internet or by telephone are set forth on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the shareholder’s identity and to allow shareholders to vote their shares and confirm that their voting instructions have been properly recorded.

If shares are registered in the name of a bank or brokerage firm, shareholders may be eligible to vote their shares electronically over the Internet or by telephone. A large number of banks and brokerage firms are participating in the Broadridge Investor Communications Services online program, which provides eligible street-name shareholders the opportunity to vote via the Internet or by telephone. If the bank or brokerage firm is participating in that program, they will furnish a proxy card with instructions. If the proxy card does not reference Internet or telephone information, please complete and return the proxy card in the self-addressed, postage-paid envelope provided. To vote in person at the Annual Meeting, shareholders must first obtain a valid legal proxy from their broker, bank or other agent and then register in advance to attend the Annual Meeting. Shareholders should follow the instructions from their broker or bank included with these proxy materials or contact their broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from their broker, bank or other agent, to then register to attend the Annual Meeting, shareholders must submit proof of legal proxy reflecting the number of shares along with their name and email address to EQ. Requests for registration should be directed to proxy@equiniti.com or to facsimile number 718-765-8730. Written requests can be mailed to:

EQ, PO Box 500, Newark, NJ 07101

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 pm, EST, on September 9, 2025. Shareholders will receive a confirmation of your registration by email after we receive your registration materials.

Shareholders may attend the Annual Meeting in person or attend virtually. Shareholders must first register at https://attendee.gotowebinar.com/register/2041112942864183385. Once registered, an email will be sent containing instructions on how to join the webinar either through the Internet or an audio connection. Shareholders will be able to listen, vote, and submit questions from their home or from any location. Questions may be submitted in advance and emailed to rennfund@horizonkinetics.com. We encourage shareholders to register for the meeting prior to the start time leaving ample time for the check in.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to the Fund with respect to beneficial ownership of the Fund’s common stock as of June 30, 2025, for: (i) all persons who are beneficial owners of more than 5% of the outstanding shares of the Fund’s common stock; (ii) each Director and nominee for Director of the Fund; and (iii) all executive officers and Directors of the Fund as a group. The Fund has no officers other than the individuals named in the table below.

Name of Beneficial Owners[1]	Number of Shares Beneficially Owned Directly or Indirectly	Percent of Class
Russell Cleveland, Director[2]	359,618[3]	5.13%
Alice C. Brennan, Director	2,350	0.03%
Douglas J. Cohen, Director	500	0.01%
Anita L. Allen, Director	653	0.01%
Melinda J. Newman, Director	2,000	0.03%
Murray Stahl, President, Chief Executive Officer, CFO and Co-Portfolio Manager	858,014[4]	12.23%
Peter B. Doyle, Co-Portfolio Manager	13,334[5]	0.19%
Steven M. Bregman, Co-Portfolio Manager	4,934	0.07%
Jay Kesslen, Vice-President	42,863	0.61%
Alun Williams, Treasurer	1,100	0.02%
Russ Grimaldi, CCO and Secretary	411	0.01%
Foxhunt Crescent, LP6	618,495	8.82%
All Directors and Executive Officers as a group	1,906,928	27.14%
(12 persons)

[1]	The address of all persons named in the table is c/o Horizon Kinetics Asset Management LLC, 470 Park Avenue South, 4th Fl South, New York, New York 10016.

[2]	Mr. Cleveland is an “interested person” of the Fund as defined by Section 2(a)(19) of the 1940 Act by virtue of being a limited partner in the Cleveland Family Limited Partnership, which owns more than 5% of the Fund’s securities.

[3]	All shares are owned by the Cleveland Family Limited Partnership, of which Mr. Cleveland is the managing partner and also a limited partner.

[4]	Mr. Stahl along with his wife have a direct ownership interest in 5,802 shares, all of which were purchased with personal funds. Mr. Stahl has an indirect ownership interest in approximately 555,784 shares. These shares were purchased with funds from the accounts that purchased such shares, which includes funds deposited by other investors including Mr. Stahl. Mr. Stahl disclaims beneficial ownership, except to the extent of his pecuniary interest over the remaining shares.

[5]	These shares are held by Mr. Doyle’s spouse.

[6]	https://www.sec.gov/Archives/edgar/data/919567/000167555023000001/fc13ga23.txt

None of the above individuals beneficially owns equity securities in registered investment companies within the same Family of Investment Companies as the Fund. A “Family of Investment Companies” is two or more registered investment companies that share the same investment adviser and hold themselves out to investors as related companies for purposes of investment and investment services. The Fund is not currently grouped with any such companies. None of the above individuals directly or indirectly owns beneficially or of record any class of securities of any entity controlling, controlled by, or under common control with the Adviser, other than as disclosed above regarding the Fund.

PROPOSALs ONE, two, three, FOUR, and FIVE

ELECTION OF DIRECTORS

Pursuant to the Fund’s Restated Articles of Incorporation and Bylaws, the Board of Directors is to consist of no less than three Directors and no more than ten Directors, the number of which may be increased or decreased from time to time by resolution adopted by a majority of the Board.

The term of office for a Director shall be one year (“Term”). Thereafter, at each annual meeting, the shareholders shall elect the candidates to fill the vacancy of all Directors annually. In the event that the number of Directors is increased, the Term of office of such added directorships shall be one year. In the event that the number of Directors is decreased, the remaining Directors shall serve their Term as elected. At each annual election, the persons receiving a majority of votes shall be the Directors. The Director so elected shall hold office for the Term provided and until his or her successor is elected and qualified or until his or her earlier death, resignation, disqualification, or removal.

The nominee for Director who receive the majority of the votes cast for the directorship will be elected.

INFORMATION CONCERNING NOMINEES AND CONTINUING DIRECTOR

Term of Office. The term of office for all Directors expires at this Annual Meeting. The term of office for all Directors is one year.

Name[7]	Position(s) Held with the Fund, Principal Occupation(s) During Past 5 Years, and Other Directorships	Current Term and Time Served	Portfolios in Fund Complex[8] Overseen by Director or Nominee
Interested Directors:
Russell Cleveland[9]	Director of the Fund (principal occupation)	Annual/Since 1994	One
Age 86		Until 2025 Annual Meeting/Since 1994
Other Directorships:
	Former Director of AnchorFree, Inc.	2012 - 2018

	Former Director of iSatori, Inc., formerly a Portfolio company (nutraceutical preparations)	2003 - 2015

	Former Director of Cover-All Technologies, Inc., a non-portfolio public company	2003 - 2015

	Former Director of Access Plans, Inc. (dir. mail/advert)	2008 - 2009

	Former Director of BPO Management Services, Inc.	2006 - 2011
(business process outsourcing)

	Former Director of CaminoSoft (systems software)	2004 - 2011

[7]	The address of all persons named in the table is c/o Horizon Kinetics Asset Management LLC, 470 Park Avenue South, New York, New York 10016.

[8]	The term “Fund Complex” means all 1940-Act-registered investment funds, or separate portfolios of such a fund, which share a common investment adviser (or have investment advisers that are affiliated persons) or which hold themselves out to investors as related companies for purposes of investment and investment services. The Fund is not grouped into a Fund Complex with other 1940-Act-registered investment funds.

[9]	Mr. Cleveland is currently considered an “interested person” of the Fund as defined by Section 2(a)(19) of the 1940 Act by virtue of being a limited partner in the Cleveland Family Limited Partnership, which owns more than 5% of the Fund’s securities.

Alice C. Brennan[10]	Director of the Fund	Until 2025 Annual Meeting/Since 2017	One
Age 72
	Independent Consultant (legal and compliance risk	Since 2014
oversight) (Principal occupation)

	Director, Greenback Renewable Energy Company II (Sustainable Infrastructure Company)	Since 2022

	Director, the FRMO Corp. (OTC: FRMO) Director, Horizon Kinetics Holding Corporation (OTCC: HKHC)	Since 2021 Since 2024

	Associate General Counsel and Chief Compliance Officer, Verizon Wireless (prior principal occupation)	2000-2014
Independent Directors
Douglas J. Cohen	Chairman of the Fund	Until 2025 Annual Meeting/Since 2022	One
Age 63
	Chief Financial Officer, Sunrise Credit Services, Inc.	2005-2022

	Accounting Manager, Wagner & Zwerman, LLP	1997-2005

	Senior Accountant, Leon D. Alpern & Company	1985-1997

	Certified Public Accountant	Since 1994
Anita L. Allen	Director of the Fund	Until 2025 Annual Meeting/Since 2024	One
Age 67	Independent Consultant (strategy, business process, systems and organizational performance) (principal occupation) KPMG Consulting Partner	Since 2005 1993-2005
Other Directorships:
	Currant, Inc. (technology solutions)	Since 2015

	Tingley Rubber Corporation (personal protective equipment)	2016-2020

	National Association of Corporate Directors NJ (NACD New Jersey)	2014-2025

	The Center for Hope & Safety - Board President	2005-2014

[10]	Horizon Kinetics Asset Management LLC is the investment adviser to the Fund and a subsidiary of Horizon Kinetics Holding Corporation. Ms. Brennan is an “interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act by virtue of being a director of Horizon Kinetics Holding Corporation.

Melinda J. Newman	Director of the Fund	Until 2025 Annual Meeting/Since 2024	One
Age 59
	Senior Vice-President and Credit Team Leader, TCW Group (investment manager)	2015-2021

	Senior Vice-President and Head of Corporation Credit Research, First Pacific Advisors, LLC (investment manager)	2013-2015

	Managing Director and Senior Portfolio Manager, Post Advisory Group LLC (investment advisory)	2004-2012

Other Directorships:
	Director, The FRMO Corp (OTC: FRMO)	Since 2025
	Director, Algoma Steel (TSX: ASTL; NASDAQ: ASTL)	Since 2025
	Director, Wharton Alumni for Boards	Since 2023
Co-Portfolio Managers
Murray Stahl	President, CEO, and Co-Portfolio Manager of the Fund	Since 2017	Twelve
Age 71
	Chairman, Chief Executive Officer and Chief Investment Strategist of Horizon Kinetics Holding	Annual/Since 1994
	Corporation (OTC: HKHC) (Principal Occupation) Chief Executive Officer, FRMO Corp. (OTC: FRMO)	Since 2001

Other Directorships:

	Director, Texas Pacific Land Corporation (royalty co.)	Since 2021

	Director, Bermuda Stock Exchange (stock exchange)	Since 2014
Chairman

	Director, Minneapolis Grain Exchange (commodity	Since 2013
exchange)

	Director, MSRH, LLC (investment advisory)	Since 2013

	Director, Kinetics Mutual Funds (mutual funds)	2000 - 2025
	Director, FRMO Corp. (OTC: FRMO)	2001 - 2025
	Director, Winland Electronics, Inc. (environmental	2015 - 2020
monitoring)

	Director, IL&FS Securities Services Ltd (securities market	2008 -2020
services)

Steven M. Bregman	Co-Portfolio Manager of the Fund	Since 2021	Ten
Age 65		Annual/Since 1994
	President and Co-Founder, Horizon Kinetics Holding Corporation (OTC: HKHC) (Principal Occupation)	Since 2001

	President, CFO, and Director, FRMO Corp.	Since 2020

	Director, Winland Electronics	Since 2021
Peter B. Doyle	Co-Portfolio Manager of the Fund	Since 2021	Eleven
Age 62
	Managing Director and Co-Founder, Horizon Kinetics Holding Corporation (OTC: HKHC) (Principal Occupation), President of Kinetics Mutual Funds, Inc.,	Annual/Since 1994

	Vice President and Director, FRMO Corp.	Since 2001

	Senior Investment Officer, Bankers Trust Company	1985-1994

The following table sets forth information about the dollar range of equity securities owned by each Director in the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by such person within the same Family of Investment Companies as the Fund.

Name	Dollar Range of Shares in Fund	Aggregate Dollar Range of Equity Securities in Funds Overseen by Director or Nominee in Family of Investment Companies[11]
Interested Directors:
Russell Cleveland	Over $100,000	Over $100,000
Alice C. Brennan	$0-$10,000	$0-$10,000

Independent Directors:
Douglas J. Cohen	$0-$10,000	$0-$10,000
Anita L. Allen	$0-$10,000	$0-$10,000
Melinda J. Newman	$0-$10,000	$0-$10,000
Co-Portfolio Managers:
Murray Stahl	Over $100,000	Over $100,000
Steven M. Bregman	$0-$10,000	$0-$10,000
Peter B. Doyle	$10,000-$50,000	$10,000-$50,000

Board Member Attributes. The following is a summary of some of the experience, skills, and attributes that led to the conclusion that each member should serve as a Director for the Fund:

Douglas J. Cohen is an Independent Director of the Fund. Mr. Cohen is a CPA, previously employed at Sunrise Credit Services, Inc. for 16 years. Prior to this, Mr. Cohen was employed as an Accounting Manager for Wagner & Zwerman, LLP and as a Senior Accountant for Leon D. Alpern & Company. Mr. Cohen is a Director for the Kinetics Mutual Funds, Inc., where he serves as the Chairman of the Audit Committee and as a member of the Pricing Committee. Mr. Cohen received a Bachelor of Business Economics and Accounting in May of 1984 from the State University of New York at Oneonta.

Russell Cleveland is a Chartered Financial Analyst with more than 40 years of experience as a specialist in investments in smaller capitalization companies. A graduate of the Wharton School of Business, Russell Cleveland has served as President of the Dallas Association of Investment Analysts. He also previously served as the President, Chief Executive Officer, sole Director, and beneficial shareholder of all the shares of RENN Capital Group, Inc. (“RENN Group”), the prior investment adviser to the Fund. Mr. Cleveland is deemed to be a valuable Board member due to his depth of knowledge of the Fund, his business judgment, and extensive experience in the field of investment management.

Alice C. Brennan has served as a corporate officer and senior legal executive at global healthcare and technology companies for more than 20 years, where she led risk management, M&A, governance, and corporate and intellectual property law initiatives. She has deep knowledge of technology trends and broad knowledge of the financial services sector. Ms. Brennan serves on the Board of Directors of the RENN Fund, Inc., a closed-end investment company, FRMO Corp, a holding company, and Horizon Kinetics Holding Corporation (OTC: HKHC), an investment manager. Ms. Brennan also serves on the Board of Directors for Greenbacker Renewable Energy Company II, a clean energy company. Previously, Ms. Brennan served as Associate General Counsel and Chief Compliance Officer for Verizon Wireless, and prior to that was Vice President, Secretary and Chief Compliance Officer for Bristol-Myers Squibb Company. Ms. Brennan received a Bachelor of Arts from Skidmore College, Master of Arts from Columbia University, and her Juris Doctor from Hofstra Law School. Ms. Brennan is a NACD Certified Director and a NACD New Jersey Chapter board member.

[11]	The term “Family of Investment Companies” means all 1940-Act-registered investment funds that share the same investment adviser and hold themselves out to investors as related companies for purposes of investment and investment services. The Fund is grouped into a Family of Investment Companies with no other 1940-Act-registered investment funds.

Anita L. Allen is an Independent Director of the Fund. Ms. Allen is an experienced board director and strategist, skilled in advising companies and boards. Ms. Allen is president of Allen Advisory Group, a management consulting firm assisting clients with strategy development, digital transformation, and performance improvement. Ms. Allen chairs Audit and Nom/Gov committees. As a KPMG consulting partner and a practice leader with P&L responsibility, Ms. Allen was a key contributor to the growth of the management and technology consulting business. She has deep experience in strategic planning, business process improvement, performance measurement and strategic cost management, internal controls and enterprise risk, and the design and implementation of information systems across all functional areas. Ms. Allen holds a Bachelor of Science in Accounting from Monmouth University, and is a Certified Public Accountant. She is Board Chair Emeritus of the National Association of Corporate Directors New Jersey Chapter – NACD New Jersey, and holds the NACD Directorship Certification. She participated as a subject matter expert in developing the NACD Directorship Certification examination questions and review, and holds the CERT Certificate in Cybersecurity Oversight.

Melinda J. Newman is an Independent Director of the Fund. Ms. Newman is a senior asset management executive with over 20 years of experience leading investment research teams. In her most recent operating role at TCW, she led a team of research analysts with $15 billion invested in the corporate credit market. Ms. Newman has expertise in financial analysis, securities valuation, liquidity management, portfolio construction, risk management, compliance, and product development. She currently serves on the board of Algoma Steel (TSX: ASTL; NASDAQ: ASTL), FRMO Corp (OTC: FRMO), and Wharton Alumni for Boards. Ms. Newman previously served as an executive director and on the Management Committee at Post Advisory Group, a subsidiary of Fortune 500 member Principal Financial Group (NASDAQ: PFG). Ms. Newman also served on the Financial Oversight Committee of the Santa Monica-Malibu Unified School District in California. Ms. Newman holds an MBA with Honors in Finance from The Wharton School of the University of Pennsylvania, where she was named a Palmer Scholar. She is recognized by the National Association of Corporate Directors as NACD Directorship Certified.

Diversity in Board Members. In selecting nominees for election or re-election to the Board, consideration is given to the presence on the Board of a broad spectrum of business acumen and personal perspectives. The Fund has members who bring experience in securities and finance, executive management of corporations, directorships, corporate governance and financial reporting, among others. The Fund has no policy regarding such, but it intends to keep a diversity of skills and attitudes in its Board makeup, and it assesses those qualities in any present Director or one who is being considered for nomination to the Board.

Board’s Role in Risk Management. The Board endeavors to forestall risk by its development of fundamental investment policies for approval by the shareholders and other policies which are more flexible for the Adviser’s activities on the Fund’s behalf. The Board is also involved in the assessment and monitoring of risk by virtue of its review of the Fund’s investment activities, noting whether the portfolio has industry or geographic susceptibilities, by the appointment of the Adviser’s portfolio managers to directorships on portfolio boards when indicated, and by review of the financial particulars of the Fund, including any occasions of debt. It also considers the strength of the Adviser’s staff to provide uninterruptible investment and administrative services to the Fund. The Board feels that its considerable oversight of risk fuses well with the Fund’s leadership structure.

Board Structure. Doug Cohen serves as the Chairman of the Board. While not being named as such, chairs of the Fund’s Audit and Governance Committees in essence serve as lead independent Directors. They regularly hold meetings without management present to assess matters concerning financial reporting and administrative risk and portfolio investment parameters and execution risk.

Director Transactions with Affiliates. As of the record date, all of the independent directors do not own any interest in Horizon Kinetics Asset Management LLC, the Fund’s investment adviser, or any person controlling, controlled by, or under common control with Horizon Kinetics Asset Management LLC; nor has any Director, or a member of his immediate family, engaged in, or had a material interest in, a transaction or series of similar transactions involving the Fund, RENN Group or Horizon Kinetics Asset Management LLC which exceeded $120,000 in any fiscal year during the previous five fiscal years of the Fund; nor is any such transaction being currently considered. Since January 1, 2015, no Director or nominee, or a member of his or her immediate family, has had a material interest in any material transaction or any currently proposed material transaction involving the Fund, RENN Group or Horizon Kinetics Asset Management LLC, an officer of the Fund, RENN Group or Horizon Kinetics Asset Management LLC, a parent, subsidiary or other affiliate of RENN Group or Horizon Kinetics Asset Management LLC (or any officer of such a parent, subsidiary or affiliate) or any investment company having the same adviser as the Fund (or any officer of such an investment company).

Legal Proceedings. There have been no material pending legal proceedings in which any Director or nominee for Director or any affiliated person of such Director or nominee is a party adverse to the Fund or has a material interest adverse to the Fund or any of its affiliated persons.

Additional information concerning the Directors may be included in the Statement of Additional Information contained in the N-2 registration statement filed with the SEC by the Fund. This information may be obtained without charge by calling 1-646-291-2300.

Board Meetings and Committees. The Board of Directors held four meetings in 2024. All Directors who served during the year attended 100% of the meetings held during their respective terms. Ms. Allen and Ms. Newman attended all meetings following their appointments to the Board. The Board has established an Audit Committee, a Nominating and Corporate Governance Committee, and a Pricing Committee.

The Fund does not have a formal policy regarding Director attendance at meetings of shareholders. Ms. Brennan, Mr. Sites and Mr. Stahl were elected as Directors for the first time at the 2017 Meeting. Mr. Cohen was elected as a Director for the first time at the 2022 Meeting. Ms. Allen and Ms. Newman were elected as Directors for the first time at the 2024 Meeting.

Eric Sites resigned as a Director of the Fund effective May 16, 2025. Murray Stahl resigned as a Director of the Fund effective June 5, 2025, however, he continues to serve as Co-Portfolio Manager. Mr. Stahl and Mr. Sites attended all meetings held by the Board during 2024.

Audit Committee. The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. In 2024, the Audit Committee held three meetings. The primary duties and responsibilities of the Audit Committee are:

•	to select and approve the compensation of the Fund’s independent auditors, including those to be retained for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Fund;

•	to monitor the independence and performance of the Fund’s independent auditors, who report directly to the Audit Committee;

•	to oversee generally the accounting and financial reporting processes of the Fund and the audits of its financial statements;

•	to review the reports and recommendations of the Fund’s independent auditors;

•	to provide an avenue of communication among the independent auditors, management, and the Board of Directors; and

•	to address any matters between the Fund and its independent auditors regarding financial reporting.

During 2024, the Audit Committee held three meetings and was comprised of four Directors, Douglas J. Cohen, Alice C. Brennan, Melinda J. Newman and Anita L. Allen. Upon completion of the merger in August of 2024, between Horizon Kinetics LLC and Scott’s Liquid Gold, Inc., Ms. Brennan no longer serves as a member of the Audit Committee due to her service on the Board of Directors for Horizon Kinetics Holding Corporation.

The Audit Committee has a written charter, a copy of which is attached as Appendix B.

SEC rules recommend that an audit committee have a member who is a “financial expert.” The SEC rules do not require that an audit committee financial expert have any additional duties, obligations or liabilities, and he is not considered an expert under the Securities Act of 1933. The Board of Directors determined that Douglas J. Cohen, Melinda J. Newman, and Anita L. Allen satisfy the standard for “audit committee financial expert(s)” within the meaning of the rules.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee was created in January 2004 and is responsible for nominating individuals to serve as Directors and to address such governance matters as the Board may request from time to time.

In its assessment of each potential nominee for Director, the Committee reviews the nominee’s judgment, experience, independence, financial literacy, knowledge of emerging growth companies, understanding of the Fund and its investment objectives, and such other factors as the Committee may determine. The Committee also considers the ability of a nominee to devote the time and effort necessary to fulfill his or her responsibilities. The Committee has no formal policy regarding the consideration of nominees for election as directors that may be recommended by shareholders of the Fund but would consider any qualified persons who might be recommended by shareholders in appropriate circumstances.

During 2024, the Nominating and Corporate Governance Committee held one meeting and was compromised of four Directors, Douglas Cohen, Alice C. Brennan, Anita L. Allen, and Melinda J. Newman. Upon completion of the merger in August of 2024, between Horizon Kinetics LLC and Scott’s Liquid Gold, Inc., Ms. Brennan no longer serves as a member of the Nominating and Corporate Governance Committee due to her service on the Board of Directors for Horizon Kinetics Holding Corporation.

The Nominating and Corporate Governance Committee has a written charter, a copy of which is attached as Appendix A to the Fund’s proxy statement.

Pricing Committee. The Pricing Committee held two meetings in 2024 and was compromised of four Directors, Douglas Cohen, Alice C. Brennan, Anita L. Allen, and Melinda J. Newman. Upon completion of the merger in August of 2024, between Horizon Kinetics LLC and Scott’s Liquid Gold, Inc., Ms. Brennan no longer serves as a member of the Pricing Committee due to her service on the Board of Directors for Horizon Kinetics Holding Corporation.

Director Compensation. The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered “interested persons” of the Fund. Directors who are not interested persons of either the Fund or its investment adviser – Horizon Kinetics Asset Management LLC – began receiving compensation in the amount of $1,800 for each board meeting attended, effective March 7, 2024, and are entitled to out-of-pocket expenses for each quarterly meeting attended. For the fiscal year ending on December 31, 2024, the aggregate compensation paid by the Fund to each Director, and the aggregate compensation paid by any other funds in a Fund Complex with the Fund to each Director, is set forth below:

Name of Director	Aggregate Deferred Compensation from Fund	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total 2024 Compensation from Fund and Fund Complex[12]
Russell Cleveland[13]	$ 0	$ 0	$ 0	$ 0
Alice C. Brennan[14]	$ 0	$ 0	$ 0	$ 3,600
Douglas Cohen	$ 0	$ 0	$ 0	$ 7,200
Anita L. Allen	$0	$0	$0	$3,600
Melinda J. Newman	$0	$0	$0	$3,600

Compensation Committee Interlocks and Insider Participation.

During the last completed fiscal year of the Fund, no executive officer of the Fund was a director or member of a compensation committee of any entity of which a member of the Fund’s Board was or is an executive officer.

[12]	The term “Fund Complex” means all 1940-Act-registered investment funds, or separate portfolios of such a fund, which share a common investment adviser (or have investment advisers that are affiliated persons) or which hold themselves out to investors as related companies for purposes of investment and investment services. The Fund is not currently grouped into a Fund Complex with any other such funds.

[13]	Mr. Cleveland is an “interested person” as defined by Section 2(a)(19) of the 1940 Act by virtue of being a limited partner in the Cleveland Family Limited Partnership, which owns more than 5% of the Fund’s securities.

[14]	Horizon Kinetics Asset Management LLC is the investment adviser to the Fund and a subsidiary of Horizon Kinetics Holding Corporation. Ms. Brennan is an “interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act by virtue of being a director of Horizon Kinetics Asset Management LLC.

PROPOSAL ONE

electiOn of Douglas Cohen as A Director of the Fund

The affirmative vote of a majority of the votes cast at the Annual Meeting is sufficient to independently elect Douglas Cohen as a Director. The term of office is one year or until his successor is elected and qualified. Broker non-votes, if any, and abstentions will not be considered votes cast, and therefore will have no effect on the outcome of the election of the nominees.

The Board recommends shareholders vote FOR the election of Douglas Cohen as a Director of the Fund.

PROPOSAL TWO

election of RUSSELL CLEVELAND AS A Director of the Fund

The affirmative vote of a majority of the votes cast at the Annual Meeting is sufficient to independently elect Russell Cleveland as a Director. The term of office is one year or until his successor is elected and qualified. Broker non-votes, if any, and abstentions will not be considered votes cast, and therefore will have no effect on the outcome of the election of the nominees.

The Board recommends shareholders vote FOR the election of RUSSELL CLEVELAND as a Director of the Fund.

PROPOSAL THREE

election of ALICE C. BRENNAN AS A Director of the Fund

The affirmative vote of a majority of the votes cast at the Annual Meeting is sufficient to independently elect Alice C. Brennan as a Director. The term of office is one year or until her successor is elected and qualified. Broker non-votes, if any, and abstentions will not be considered votes cast, and therefore will have no effect on the outcome of the election of the nominees.

The Board recommends shareholders vote FOR the election of ALICE C. BRENNAN as a Director of the Fund.

PROPOSAL FOUR

election of ANITA L. ALLEN AS A Director of the Fund

The affirmative vote of a majority of the votes cast at the Annual Meeting is sufficient to independently elect Anita L. Allen as a Director. The term of office is one year or until her successor is elected and qualified. Broker non-votes, if any, and abstentions will not be considered votes cast, and therefore will have no effect on the outcome of the election of the nominees.

The Board recommends shareholders vote FOR the election of ANITA L. ALLEN As a Director of the Fund.

PROPOSAL FIVE

election of MELINDA J. NEWMAN AS A Director of the Fund

The affirmative vote of a majority of the votes cast at the Annual Meeting is sufficient to independently elect Melinda J. Newman as a Director. The term of office is one year or until her successor is elected and qualified. Broker non-votes, if any, and abstentions will not be considered votes cast, and therefore will have no effect on the outcome of the election of the nominees.

The Board recommends shareholders vote FOR the election of MELINDA J. NEWMAN As a Director of the Fund.

PROPOSAL SIX

RATIFICATION OF APPOINTMENT OF AUDITOR

The Board of Directors selected Tait, Weller & Baker LLP to audit the Fund for the fiscal year ending December 31, 2025. Tait, Weller & Baker LLP was appointed as independent auditor to the Fund by Horizon Kinetics Asset Management LLC on April 20, 2017, and served as the Fund’s independent auditor for the fiscal year ended December 31, 2024. Its selection was approved by the vote of a majority of the Board of Directors, including a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act.

Tait, Weller & Baker LLP performed the Fund’s audit for the fiscal year(s) ended December 31, 2024, and December 31, 2023. There were no disagreements between the Fund and Tait, Weller & Baker LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Tait, Weller & Baker LLP, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements of the Fund for such year.

During the Fund’s two previous fiscal years, which ended December 31, 2024, and December 31, 2023, and in the subsequent interim period through June 30, 2025 there were no “reportable events” (as defined in Item 304(a)(l)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended).

A representative of Tait, Weller & Baker LLP, is expected to attend the Annual Meeting, and will respond to appropriate questions from shareholders and will have the opportunity to make a statement, should he or she so desire.

The following table presents fees paid by the Fund for professional services rendered by Tait, Weller & Baker LLP, for the fiscal years which ended December 31, 2023, and December 31, 2024.

Fee Category	Fees for 2023	Fees for 2024
Audit Fees	$ 29,000	$ 29,000
Audit-Related Fees	0	0
Tax Fees	$ 4,000	$ 4,000
All Other Fees	0	0
Total Fees	$ 33,000	$ 33,000

Audit Fees were for professional services rendered for the audit of the Fund’s annual financial statements. No tax or other non-audit fees were incurred or paid by the Fund to the independent audit firm of Tait, Weller & Baker LLP for either of the fiscal years indicated in the table.

The Audit Committee has adopted a pre-approval policy that provides for the prior consideration by the Audit Committee of any audit or non-audit services that may be provided by its independent auditor to the Fund. Audit services were approved as delineated on the auditor’s engagement letter before services were commenced. Tax or other non-audit fees were pre-approved regarding the auditor for the fiscal year ended December 31, 2024. Neither has the Audit Committee pre-approved its auditors providing any non-audit services for the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, nor is it aware of any such situation that would require its pre-approval.

Tait, Weller & Baker LLP’s address is 50 South 16th Street, Suite 2900, Philadelphia, PA 19102. No conflicts between the Fund and the auditor occurred during the conduct of the audit for the year ended December 31, 2024.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended December 31, 2024, with the Fund’s management. The Audit Committee has discussed with Tait, Weller & Baker LLP, the Fund’s independent auditor, the matters required to be discussed by the standards of the Public Company Accounting Oversight Board. The Audit Committee has received the written disclosures and the letter of Tait, Weller & Baker LLP, required by current authoritative standards and has discussed with the auditor its independence.

Based on the review and discussions described above, among other things, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund be included in the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2024. The Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2024, which includes the Fund’s audited financial statements for that year, was previously distributed to the Fund’s shareholders.

The affirmative vote of a majority of shares present, in person, virtually, or by proxy, and entitled to vote at the Annual Meeting is required for the ratification of the selection of the Fund’s independent auditors.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF TAIT, WELLER & BAKER LLP, AS THE FUND’S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

DISSENTER’S RIGHTS

The Texas Business Organizations Code does not grant shareholders of a Texas corporation dissenter’s rights with respect to any of the Proposals covered by this Proxy Statement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Fund’s officers and Directors and persons who own more than 10% of a registered class of the Fund’s equity securities to file reports of ownership and changes in ownership with the SEC. Such reporting individuals are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms that they file.

To the Fund’s knowledge, all Section 16(a) filings relating to the Fund’s common stock applicable to its officers, Directors, and greater-than-10% beneficial owners were timely filed for the fiscal year ended December 31, 2024.

SUBMISSION OF SHAREHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, shareholders may present proper Proposals for inclusion in the Fund’s proxy statement for consideration at its Annual Meeting of Shareholders by submitting Proposals to the Fund in a timely manner. A shareholder may submit a Proposal for inclusion in the Proxy Statement for the Annual Meeting of Shareholders to be held in 2025, if such Proposal is submitted to the Fund on or prior to the 120th day before the date in 2025 that is the same date as the date on which the Proxy Statement for last year’s Annual Meeting was mailed, which submission deadline was March 26, 2025. Any Shareholder Proposal to be submitted for consideration at the Annual Meeting to be held in 2025 was required to have been sent prior to March 26, 2025, to Corporate Secretary, RENN Fund, Inc., c/o Horizon Kinetics Asset Management LLC, 470 Park Avenue South, New York, NY 10016.

OTHER BUSINESS

As provided by Texas law and the Fund’s bylaws, only business within the purposes described in the accompanying notice may be conducted at the Annual Meeting. If any other matter within such purposes properly comes before the Annual Meeting or any adjournment(s), then the persons named in the proxy will vote on such matters pursuant to the proxy in their discretion and as they deem appropriate.

Unless you submit instructions to the contrary to the Fund, annual reports to shareholders, proxy materials, and notices of internet availability of proxy materials will be furnished by “householding,” that is, only one set of materials, together with the appropriate number of proxy cards, will be sent to any residential address on record for more than one shareholder. You may request in writing or by telephone that in the future you should be sent an individual set of materials, in which case you will then commence receiving individual sets of materials for any mailings occurring 30 days or more after your request. To make such a request you should contact our transfer agent, Equiniti Trust Company, LLC (“EQ”) at their company headquarters, 28 Liberty Street, Floor 53, New York, NY 10005, telephone (718) 921-8200, Extension 6412. For general communications, such as notices and or contracts, requests should be made to EQ, PO Box 500, Newark, NJ 07101. Requests related to delivering any campaign materials can be made to EQ Document Solutions, C/O DFX Logistics, 1 United Lane, Teterboro, NJ 07608. You may also access a copy of the proxy materials (but not a votable copy of the proxy card) from the Fund’s website at https://horizonkinetics.com/products/closed-end-funds/renn/

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Generally, shareholders who have questions or concerns regarding the Fund should contact Board of Directors of RENN Fund, c/o Horizon Kinetics Asset Management LLC, 470 Park Avenue South, New York, NY 10016. All communications must contain a clear notation indicating that it is a “Shareholder—Board Communication” or a “Shareholder—Director Communication” and must identify the author as a shareholder. The Corporate Secretary will forward the correspondence, if appropriate, to the Chairman of the Board or to any individual Director to whom the communication is directed. The Fund reserves the right not to forward to the Board any communication that is hostile, threatening, illegal, not reasonably related to the Fund or its business, or similarly inappropriate. The Corporate Secretary has authority to discard or disregard any inappropriate communication or to take any other action that it deems to be proper with respect to any inappropriate communications.

Shareholders are cordially invited to attend the Annual Meeting of Shareholders in person or virtually. However, whether shareholders plan to attend the Annual Meeting, shareholders are requested to promptly vote their proxy online, or by telephone, or by completing, signing, and returning the proxy card in the enclosed postage-paid envelope. Please refer to the proxy card for details.

By Order of the Board of Directors,

Jay Kesslen

Vice-President

New York, New York

July 10, 2025

APPENDIX A

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

RENN FUND, INC.

Purpose

The purpose of the Nominating and Corporate Governance Committee of the Board of Directors (the “Board”) is as follows:

•	consider qualified candidates to serve as Board members;
•	consider and nominate nominees for election as Board members; and
•	at the direction of the Board of Directors, consider various corporate governance policies and procedures.

Committee Membership

The Nominating and Corporate Governance Committee shall consist of at least two members. The members of the Nominating and Corporate Governance Committee shall meet the applicable membership and independence requirements under National Association of Securities Dealers (“FINRA”) Rule 4200.

The members of the Nominating and Corporate Governance Committee shall be appointed annually by the Board. The Board from time to time may remove members of the Nominating and Corporate Governance Committee and fill any resulting vacancy.

Meetings

The Nominating and Corporate Governance Committee shall hold at least one meeting per year and such additional meetings as the Nominating and Corporate Governance Committee shall determine.

Committee Duties and Powers

To carry out its purpose, the Nominating and Corporate Governance Committee shall have the following duties and powers:

Identification of Potential Board Members. The Nominating and Corporate Governance Committee shall seek and identify individuals qualified to become members of the Board, consistent with its nominating criteria.

Nomination of Director Nominees. The Nominating and Corporate Governance Committee shall consider and nominate nominees for election at each annual meeting of the shareholders of the Company.

Independence and Qualification of Members of the Board. The Nominating and Corporate Governance Committee shall review with the Board at least annually the qualifications of new and existing members of the Board, considering the level of independence of individual members, together with such other factors as the Board may deem appropriate, including overall skills, financial literacy and experience, to ensure the Company’s on-going compliance with the independence and other standards set by FINRA.

Corporate Governance. The Nominating and Corporate Governance Committee shall, at the direction of the Board, consider various corporate governance policies and procedures.

Reports to the Board. The Nominating and Corporate Governance Committee shall make regular reports to the Board.

Nominating and Corporate Governance Committee Charter. The Nominating and Corporate Governance Committee shall review and assess this charter and recommend any proposed changes to the Board for approval.

Other Duties. The Nominating and Corporate Governance Committee also shall perform such additional duties and have such additional responsibilities and functions as the Board from time to time may determine.

Updated: June 5,2025

APPENDIX B

AMENDED CHARTER

OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF THE RENN FUND, INC.

Renn Fund, Inc. (the “Fund”) certifies that it has adopted this amended Charter (the “Charter”) as its formal written audit committee charter, effective as of July 6, 2017 and amended as noted below.

I. Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

•	Appoint and approve the compensation of the Fund’s independent auditors, including those to be retained for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Fund;

•	Review the scope of their audit services and the annual results of their audits;

•	Monitor the independence and performance of the Fund’s independent auditors;

•	Oversee the accounting and financial reporting processes of the Fund and the audits of its financial statements, generally;

•	Review the reports and recommendations of the Fund’s independent auditors;

•	Provide an avenue of communication among the independent auditors, management and the Board of Directors; and

•	Resolve any disagreements between management of the Fund and its independent auditors regarding financial reporting.

The Fund’s independent auditors must report directly to the Audit Committee.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Fund’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties, and it shall have the ability to determine the compensation to be paid to such outside consultants or experts.

II. Audit Committee Composition and Meetings

The Audit Committee shall be comprised of two or more directors as determined by the Board, each of whom shall be independent directors meeting the independence and other requirements of the American Stock Exchange and Rule 10A-3(b)(1) promulgated under the Securities Exchange Act of 1934, as amended. All members of the Committee shall:

•	Not have participated in the preparation of the financial statements of the Fund or any subsidiary at any time in the last three years; and

•	Have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including a company’s balance sheet, income statements and cash flow statement, among others.

In addition, at least one member of the Committee shall have accounting or related financial management expertise, as defined by the applicable Securities and Exchange Commission (“SEC”) regulation.

If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership. The Committee shall meet from time to time as it shall determine, but not less than on a semiannual basis. The Committee may meet with management or the independent auditors to discuss any matters that the Committee may determine.

III. Audit Committee Responsibilities and Duties

In addition to fulfilling the purposes described above, the Audit Committee shall have the following specific responsibilities and duties:

Review Procedures.

•	Periodically review and assess the adequacy of the Charter.

•	Submit the Charter to the Board of Directors for approval and have the document filed in accordance with SEC regulations.

•	Review, along with management and independent auditors, the Fund’s annual audited financial statements prior to filing or distribution.

•	Review all proposed related party transactions and submit its findings and recommendations to the independent Directors of the Board for their final approval.

•	Review with management and the independent auditors the Fund’s quarterly financial results prior to the release of earnings and/or the Fund’s quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Fund’s accounting principles and any items required to be communicated by the independent auditors in accordance with American Institute of Certified Public Accountants (“AICPA”) SAS 61.

Independent Auditors.

•	The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. It is the Audit Committee’s responsibility to ensure that it has received a formal written statement from independent auditors delineating all relationships between the Fund and the independent auditor. The Audit Committee shall review the independence and performance of the auditors and shall have the responsibility for, and authority to, appoint and/or discharge the independent auditors, and to approve the fees and other compensation to be paid to the independent auditors.

•	On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Fund that could impair the auditor’s independence.

•	Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors and discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

•	Consider the independent auditor’s judgments about the quality and appropriateness of the Fund’s accounting principles as applied in its financial reporting.

Other Audit Committee Responsibilities.

•	Annually prepare a report to shareholders as required by the SEC for inclusion in the Fund’s annual proxy statement.

•	Establish and periodically review the Fund’s procedures for (a) the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by employees of the Fund regarding questionable accounting or auditing matters.

•	Perform any other activities consistent with the Charter, the Fund’s by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

•	Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

•	Determine the funding necessary to cover the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

Last Reviewed: June 2025

ANNUAL MEETING OF SHAREHOLDERS OF

RENN FUND, INC. (the "Fund")

September 18, 2025

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent. you can quickly access your proxy material, statements, and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Meeting, proxy statement and proxy card are available at https://horizonkinetics.com/investment-strategies/renn-fund-inc-nyse-rcg/

Please sign, date, and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS AND NOMINEES FOR DIRECTOR SET FORTH BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

NEW ADDRESS:

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED HEREIN; where no choice is specified, it will be voted FOR each of the Proposals and nominees set forth above.

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

RENN FUND, INC. (the "Fund")
September 18, 2025

PROXY VOTING INSTRUCTIONS

INTERNET - Access "www.voteproxy.com" Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-201-299-4446** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON/VIRTUAL- You may vote your shares in person by attending the Annual Meeting, or virtually via live audio webcast online and by faxing your completed proxy card to 718-765-8730.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent. you can quickly access your proxy material, statements, and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL
The Notice of Meeting, proxy statement and proxy card
are available at https://horizonkinetics.com/investment-strategies/renn-fund-inc-nyse-rcg/

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the internet ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS AND NOMINEES FOR DIRECTOR SET FORTH BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

NEW ADDRESS:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED HEREIN; where no choice is specified, it will be voted FOR each of the Proposals and nominees set forth above.

Signature of Shareholder ____________ Date: ______ Signature of Shareholder ____________ Date: ______

Note Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

RENN FUND, INC.

FOR THE ANNUAL MEETING OF SHAREHOLDERS

SEPTEMBER 18, 2025

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of RENN Fund, Inc. (the "Fund") acknowledges receipt of the Notice of Annual Meeting of Shareholders of the Fund and hereby appoints Murray Stahl and Jay Kesslen, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held in person and via virtual format conducted via live audio webcast online on Thursday, September 18, 2025 at 2:00 pm, Eastern Standard Time, and at all postponements or adjournments thereof, as indicated on this proxy. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and on such other matters as may properly come before the meeting (or any postponements or adjournments thereof) pursuant to the proxy in their discretion and as they deem appropriate. If there are not enough votes to approve any Proposals at the Annual Meeting, the shareholders who are represented may adjourn the Annual Meeting to permit the further solicitation of proxies.

(Continued and to be signed on the reverse side.)